SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 7, 2008 (July 1, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9663 Santa Monica Blvd., #959
Beverly Hills, CA 90210-4303
(Address of Principal Executive Offices) (Zip Code)
(310) 860-2501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities
(a)	See disclosure under Item 5.02(e).

(b)	Not applicable.

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers
(a)	Not applicable.
(b)	Not applicable.
(c)	On July 1, 2008, David Hirschhorn, 47, was reappointed by the Board of Directors of the Registrant to serve as Chief Executive Officer of the Registrant effective July 1, 2008. Mr. Hirschhorn has served as Co-Chairman, Co-Chief Executive Officer and Co-Chief Financial Officer from July 2005 through September 2007 when he was appointed as sole Chairman and Chief Executive Officer. Previously, Mr. Hirschhorn co-managed a private equity firm from 2001-2005.

(d)	Not applicable.
(e)	On July 1, 2008, the Registrant and Mr. Hirschhorn entered into an Employment Agreement (the “Employment Agreement”) which sets forth the terms and provisions of Mr. Hirschhorn’s employment with the Registrant. A copy of the Employment Agreement is attached hereto as Exhibit 10.1, the terms thereof are incorporated herein by reference and the description of the terms thereof contained herein is qualified in its entirety thereby.
Pursuant to the Employment Agreement, the term of Mr. Hirschhorn’s employment will continue until July 1, 2013 or until terminated under Article 5 of the Employment Agreement. Mr. Hirschhorn will receive a base salary of $480,000.00 for the first year of the Employment Agreement; $540,000.00 for the second year of the Employment Agreement; $600,000.00 for the third year of the Employment Agreement; $630,000.00 for the fourth year of the Employment Agreement; and $661,500 for the fifth and final year of the Employment Agreement. He will be eligible to receive an annual incentive bonus as determined by the Compensation Committee of the Board of Directors in an amount not exceeding three times the Base Salary (as the term is defined in the Employment Agreement) or 10% of the Registrant’s EBITDA for the immediately preceding fiscal year
Mr. Hirschhorn will be eligible to participate in any stock option, performance share, phantom stock or similar long-term stock-based incentive plan adopted by the Registrant for its employees in effect during his term of employment. The extent to which Mr. Hirschhorn shall participate in any such plan will be determined by the Compensation Committee. On July 1, 2008, Mr. Hirschhorn received options pursuant to an Option Grant Agreement to purchase up to Six Million, Two Hundred, Fifty Thousand (6,250,000) shares of the Registrant’s common stock at an initial exercise price of $0.625 per share. Such options shall vest in equal installments over a 5-year period commencing on July 1, 2008 and shall terminate 7 years from the date of grant. A copy of a form of the Option Grant Agreement is attached hereto as Exhibit 10.2, the terms thereof are incorporated herein by reference and the description of the terms thereof contained herein is qualified in its entirety thereby.
(f)	Not applicable.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of July 1, 2008
10.2	Form of Option Grant Agreement, dated as of July 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 7, 2008

TRI-ISTHMUS GROUP, INC.
By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer

EXHIBITS

Exhibit
Number	Description

10.1	Employment Agreement, dated as of July 1, 2008.
10.2	Form of Option Grant Agreement, dated as of July 1, 2008